Fund Profile

T. Rowe Price
Equity Income Fund

Important
Information
About This Fund

As of 12/31/96

This profile contains key information about the fund. If you would like more information before you invest, please consult the fund's prospectus. For details about the fund's holdings or recent investment strategies, please review the fund's most recent annual or semi-annual report. The prospectus and reports may be obtained at no cost by call-ing 1-800-638-5660.

Invest With Confidence
T. Rowe Price

FUND PROFILE

1. What is the fund's goal?

     The fund seeks to provide substantial dividend income and also long-term capital appreciation.

2. What is the fund's investment strategy?

     This conservative stock fund uses a "value" strategy in selecting investments. It seeks out stocks whose prices appear low relative to their potential. Value investors hope to realize capital appreciation as other investors recognize a stock's intrinsic value and drive its price higher.

     The fund invests primarily in the common stocks of established U.S. companies that pay above-average dividends. However, it may also invest in bonds, preferred stocks, and convertible securities, as well as foreign and other securities, in keeping with its investment goal. Most holdings will provide income.

     The fund expects to generate a yield higher than that of the S&P 500 Stock Index.

3. What is the fund's risk/reward potential?

     Risk:

     o The Equity Income Fund is primarily a stock fund; like all stock investments, it exposes the investor to potential drops in stock prices.

     o In bull markets, this fund's focus on income-producing securities could dampen its performance.

     o The market's long rise over time has been punctuated by declines; even in rising markets, the share prices of the most profitable companies can fall.

     o The fund's price will fluctuate; there is no assurance you will be able to sell your shares at a profit.

     Reward:

     o Shareholders will participate in the long-term growth potential of investing in common stocks.

     o    Advantages of the fund's focus on income:
          - for stocks, dividends are normally a more stable component of total return than capital appreciation;
          - securities that pay higher levels of income tend to fluctuate less in price than those paying little or no income;
          - the compounding effect of reinvested dividends can substantially increase investment returns over time.

4. How can I tell if the fund is appropriate for me?

     The fund is designed for individuals seeking a conservative approach to investing in stocks - one that provides income in addition to the prospects of capital appreciation over time.

     Because of its long-term orientation, the fund is appropriate for both regular and tax-deferred accounts (IRAs and Keoghs).

     All investors in the fund should be willing to ride out inevitable market downturns, which may last for extended periods.

5. What fees or expenses will I pay?

     This fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 marketing fees.

     Annual fund expenses as a
     percentage of average net assets
Management fee                0.59%
Other expenses                0.26%
Total fund expenses           0.85%

These costs are deducted from the fund's total assets before the daily share price is calculated and before distributions are made. You do not pay them directly.

                    Sample expenses over time
     (assuming $1,000 investment earning 5% annual return):
         1 year      3 years     5 years      10 years
           $9          $27         $47          $105
This is an illustration only; actual expenses and returns will vary.

6. How has the fund performed in the past?

     The bar chart shows the fund's actual performance for each of the last 10 calendar years through December 31, 1996. It indicates the relative volatility of returns from one year to the next.

     The fund's average annual compound total returns for various holding periods through 12/31/96 are compared with its Lipper peer group average in the other chart. These average returns smooth out the year-to-year variations in actual returns.

Chart 1 - Calendar Year Total Returns

                    Average Annual Compound
        Total Returns as of 12/31/96 Fund Lipper Average*
        1 year              20.40%      18.85%
        5 years             17.08%      13.60%
        10 years            14.46%      11.63%

*Lipper Equity Income Funds Average

These figures include changes in principal value, reinvested dividends, and capital gain distributions. Past performance cannot guarantee future results. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.

7. Who manages the fund?

     The fund is managed by T. Rowe Price Associates. Founded in 1937, T. Rowe Price and its affiliates manage about $97 billion for approximately four million individual and institutional investor accounts. The company offers a comprehensive range of stock, bond, and money market funds directly to the investing public.Brian Rogers has day-to-day responsibility for the fund and has managed investments for T. Rowe Price since 1983.

8. How can I purchase shares?

     Fill out and return the New Account Form in the postpaid envelope, along with your check for a minimum of $2,500 or more ($1,000 or more for retirement plans and gifts or transfers to minors) or $50 if investing through Automatic Asset Builder. You can also open an account by bank wire or by exchanging from another T. Rowe Price fund.

9. How can I sell shares or close my account?

     You may redeem or sell any portion of your account on any business day. Just write to us or call.

     We also offer easy exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

10. When will I receive distributions?

     The fund distributes income quarterly and net capital gains, if any, at year-end. Income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the current capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check.

11. What services are available?

     A wide range, including but not limited to:
     o    easy exchanges;
     o retirement plans for individuals and large and small businesses (e.g., IRA, SEP, Keogh, 401(k), 403(b), etc.);
     o automated information and transaction services by telephone or personal computer;
     o electronic transfers between your fund and bank accounts;
     o    automatic investing and automatic exchange;
     o    discount brokerage.

To Open an Account
Investor Services
1-800-638-5660
1-410-547-2308

For Existing Accounts
Shareholder Services
1-800-225-5132
1-410-625-6500

For Yields and Prices
Tele*Access(registered trademark)
1-800-638-2587
24 hours, 7 days

For Information via the Internet
http://www.troweprice.com.

T. Rowe Price OnLine
Call us at 1-800-541-3036 for more information on this complete financial management service.

T. Rowe Price
100 East Pratt Street
Baltimore, MD 21202

Invest With Confidence
T. Rowe Price

PROF-EIF-TST  12/31/96

T. Rowe Price Investment Services, Inc., Distributor



CHART 1 - Calendar Year Total Returns: the chart shows the fund's actual performance in each of the calendar years since its inception or for the last decade, whichever is applicable. The chart is updated on an annual basis. In addition to showing actual performance for any particular year, it also gives the investor a visual of the fund's volatility of returns.